SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 8, 2003

TransDigm Inc.	TransDigm Holding Company
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other Jurisdiction of incorporation or organization)	(State or other Jurisdiction of incorporation or organization)

333-71397
(Commission File Number)

34-1750032	13-3733378
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

26380 Curtiss Wright Parkway, Richmond Heights, Ohio	44143

(Address of principal executive offices)	(Zip Code)

(216) 289-4939

(Registrants’ telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description
99.1	Press Release issued July 8, 2003

Item 9.    Regulation FD Disclosure

On July 8, 2003, TransDigm Inc. issued a press release announcing receipt of requisite consents in its tender offer and consent solicitation for its 10.375% senior subordinated notes due 2008. A copy of the press release is attached to this report as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM INC.

By:	/S/ GREGORY RUFUS

Gregory Rufus
Chief Financial Officer

Date: July 9, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM HOLDING COMPANY

By:	/S/ GREGORY RUFUS

Gregory Rufus
Chief Financial Officer

Date: July 9, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued July 8, 2003